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                                                                  Exhibit 10.389

University Town Center Shopping Center

                                   ASSIGNMENT

          This Assignment is made as of the 23rd day of November 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN TUSCALOOSA UNIVERSITY, L.L.C., a Delaware limited liability company ("Assignee").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under the terms of a Contract For Sale and Purchase dated as of October 19, 2004 as amended and entered into by University Retail Company, L.L.C., and University Retail Company II, L.L.C., both Delaware limited liability companies, as Seller, and Assignor, as Buyer (collectively, the "Agreement") for the sale and purchase of University Town Center shopping center, located in Tuscaloosa, Alabama, as legally described within the Agreement (the "Property").

          Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and
(ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.


                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation

                              By: /s/ Jason A. Lazarus
                                 -----------------------------
                              Name:   Jason A. Lazarus
                                      ------------------------
                              As Its: Authorized Agent
                                      ------------------------

                              ASSIGNEE:

                              INLAND WESTERN TUSCALOOSA
                              UNIVERSITY, L.L.C., a Delaware limited liability Company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By: /s/ [ILLEGIBLE]
                                  ----------------------------
                              Name:   [ILLEGIBLE]
                                      ------------------------
                              As Its: Authorized Agent
                                      ------------------------